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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                          OF THE SECURITIES ACT OF 1934


                                 ---------------


       Date of report (Date of earliest event reported): January 30, 2002



                                E-CENTIVES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                       000-31559               52-1988332
       (State or Other           (Commission File Number)    (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)



                         6901 ROCKLEDGE DRIVE, 7TH FLOOR
                            BETHESDA, MARYLAND 20817
                                 (301) 546-6700
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                                executive office)


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


ITEM 5.  OTHER EVENTS

           On January 30, 2002, e-centives, Inc. issued a press release providing guidance on its expected performance for the fourth quarter of 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)  Exhibits.

                The following exhibit is filed with this report.

                   99.1   Press release of e-centives, Inc. dated January 30,
                          2002.




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


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 30, 2002                E-CENTIVES, INC.


                                       By:  /s/ Kamran Amjadi
                                            ---------------------------------
                                            Kamran Amjadi
                                            Chairman and Chief Executive Officer

                                                   EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
99.1               Press Release of e-centives, Inc. dated January 30, 2002.





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